UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

GOPHER PROTOCOL INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-54530	27-0603137
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

2500 Broadway, Suite F-125, Santa Monica, CA 90404

(Address of principal executive offices) (Zip code)

Registrant’s telephone number including area code: 424-238-4589

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Section 8 - Other Events

Item 8.01 Other Events

On May 20, 2019, Gopher Protocol Inc. (the “Company”) was made aware by OTC Markets Group of recent promotional activities surrounding the Company’s common stock. As a result of these promotional activities, OTC Markets decided to quote GOPH on its Pink® Open Market and in substitution for quoting GOPH on its OTCQB® Venture Market, effective May 22, 2019. On May 24, 2019, the Company issued a press release pertaining to promotional activity and the change in quotation platforms for the Company’s common stock. A copy of the press release is attached hereto as Exhibit 99.1.

The activities may involve promotional newsletters, styled as “paid announcements” of Stellar Media Group, LLC, which was compensated $15,000 by a third party – WWMG, LLC. The paid announcements were released under the names, PennyPicks, DamnGood Penny Picks, and BeatPennyStocks. Each of the paid announcements encouraged investors to put the Company’s common stock on their watch list. These apparent third-party promotional activities coincided with higher than average trading volume and fluctuations in the Company’s stock price. The Company was unaware of any promotional activity until it was informed by OTC Markets. Further, the Company is unaware of the full nature of the promotional activity, the extent of the paid announcements’ dissemination, or the responsible parties.

None of the Company, its officers, directors, employees, consultants, and, to the Company’s knowledge, its controlling or affiliated stockholders (i.e., stockholders who own 10% or more of the Company’s issued and outstanding common stock) has, directly or indirectly, authorized or been involved in any way (including any payments to one or more third-parties) with the authorization, creation, or distribution of any promotional materials, including those noted above; and that none of the Company, its officers, directors, employees, consultants, and, to the Company’s knowledge, the only potentially controlling or affiliated stockholder who sold or purchased shares of common stock of the Company within the last 30 days is an institutional investor that, effective December 3, 2018, purchased a Senior Secured Redeemable Convertible Debenture from the Company. The Company believes that investor meets the criteria to be considered to be an “affiliate” of the Company.

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Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated May 24, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOPHER PROTOCOL INC.

By:/s/ Douglas Davis

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Name: Douglas Davis

Title: Chief Executive Officer

Date: May 24, 2019

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